Exhibit 99.1


                             BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75%
               charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%




                              BANC ONE AUTO GRANTOR                     PAGE 2
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                   $205,598,569.69
(B) Total Certificate Balance                                                                  $205,598,569.69
(C) Total Certificate Pool Factor                                                                    0.6725793
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                           $197,374,450.35
    (ii) Class A Certificate Pool Factor                                                             0.6725793
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                             $8,224,119.34
    (ii) Class B Certificate Pool Factor                                                             0.6725793
(F) Reserve Fund Balance                                                                          8,462,265.62
(G) Cumulative Net Losses for All Prior Periods                                                   4,679,018.52
(H) Charge-off Rate for Second Preceding Period                                                           2.41%
(I) Charge-off Rate for Preceding Period                                                                  1.53%
(J) Delinquency Percentage for Second Preceding Period                                                    0.46%
(K) Delinquency Percentage for Preceding Period                                                           0.53%
(L) Weighted Average Coupon (WAC)                                                                       12.110%
(M) Weighted Average Remaining Maturity (WAM)                                                            40.31 months
(N) Number of Receivables                                                                               25,119

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                   9,284,102.45
    (ii)  Prepayments in Full                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                  0.00
    (iv) Other Refunds Related to Principal                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                    1,978,962.22
    (ii)  Repurchased Loan Proceeds Related to Interest                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                        12.11%
(D) Weighted Average Remaining Maturity (WAM)                                                            39.70 months
(E) Remaining Number of Receivables                                                                     24,411





(F) Delinquent Receivables                                    Dollar Amount                           #  Units
                                                              --------------                          --------
    (i)  30-59 Days Delinquent                                     2,953,499             1.51%             345
    (ii)  60-89 Days Delinquent                                      631,817             0.32%              67
    (iii) 90 Days or More Delinquent                                 282,912             0.14%              25




D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                   23,499.00
(B) Collection Account Investment Income                                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                     637,837.73
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                      605,651.93
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                  32,185.80
    (ii)  Liquidation Proceeds Related to Interest                                                       17.34
    (iii) Recoveries from Prior Month Charge Offs                                                   304,987.34


                              BANC ONE AUTO GRANTOR                   PAGE 3
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                    1,978,962.22
(B) Liquidation Proceeds Related to Interest                                                             17.34
(C) Repurchased Loan Proceeds                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                         304,987.34
                                                                                                 -------------
(E) Interest Collections                                                                          2,283,966.90

Principal Collections:
(F) Principal Payments Received                                                                  $9,284,102.45
(G) Liquidation Proceeds Related to Principal                                                        32,185.80
(H) Repurchased Loan Proceeds                                                                             0.00
                                                                                                 -------------
(I) Principal Collections                                                                         9,316,288.25

(J) Total Collections                                                                           $11,600,255.15


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $171,332.14
    (ii)  Prior Collection Period unpaid Servicing Fees                                                   0.00
                                                                                                 -------------
    (iii)  Total Servicing Fee                                                                     $171,332.14

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                               $1,077,335.54
    (ii)  Class A prior period Interest Carryover Shortfall                                               0.00
                                                                                                 -------------
    (iii)  Class A Interest Distribution                                                         $1,077,335.54
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                  $45,918.00
    (ii)  Class B prior period Interest Carryover Shortfall                                               0.00
                                                                                                 -------------
    (iii)  Class B Interest Distribution                                                            $45,918.00

(D) Total Certificate Interest Distribution                                                      $1,123,253.54
(E) Total Certificate Interest Distribution plus Total Servicing Fee                             $1,294,585.68

Principal:
(F) Principal Collections                                                                        $9,316,288.25
(G) Realized Losses                                                                                 605,651.93
                                                                                                 -------------
(H) Total Monthly Principal                                                                      $9,921,940.18

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                               9,525,054.08
    (ii)  Class A prior period Principal Carryover Shortfall                                              0.00
                                                                                                 -------------
    (iii)  Class A Principal Distribution                                                         9,525,054.08
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                 396,886.10
    (ii)  Class B prior period Principal Carryover Shortfall                                              0.00
                                                                                                 -------------
    (iii)  Class B Principal Distribution                                                           396,886.10

(K) Total Principal Distribution                                                                  9,921,940.18

(L) Total Interest and Principal Distribution Amounts                                            11,216,525.86
    plus Servicing Fee



                              BANC ONE AUTO GRANTOR                   PAGE 4
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997



G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                        2,283,966.90
(B)  Class B Percentage of Principal Collections                                                    372,659.51
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                       171,332.14
    (ii)  Servicing Fee paid                                                                        171,332.14
                                                                                                 -------------
    (iii)  Unpaid Servicing Fee                                                                           0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid               2,112,634.76
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                           1,077,335.54
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee        1,077,335.54
    (iii)  Total Interest Collections available after Class A Interest Distribution paid          1,035,299.22
    (iv)  Class A Interest Distribution remaining to be paid                                              0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections              0.00
    (vi)  Class A Interest Distribution remaining to be paid                                              0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                           0.00
    (viii) Class A Interest Carryover Shortfall                                                           0.00
    (ix)  Class A Interest Distribution paid                                                      1,077,335.54

(F) Class B Certificates
    (i)  Class B Interest Distribution                                                               45,918.00
    (ii) Class B Interest Distribution paid from Interest Collections after Class A Interest
         Distribution                                                                                45,918.00
    (iii) Total Interest Collections available after Class B Interest Distribution
          paid                                                                                      989,381.22
    (iv)  Class B Interest Distribution remaining to be paid                                              0.00
    (v) Class B Interest Distribution paid from Reserve Fund                                              0.00
    (vi) Class B Interest Carryover Shortfall                                                             0.00
    (vii) Class B Interest Distribution paid                                                         45,918.00

(G) Total Interest Paid                                                                           1,123,253.54
(H) Total Interest and Servicing Fee Paid                                                         1,294,585.68
(I) Total Interest Collections available after Servicing Fee and Class A and Class B
    Interest Distribution                                                                           989,381.22

Total Collections available to be distributed:
(J) Total Principal Collections                                                                   9,316,288.25
(K) Excess Interest                                                                                 989,381.22
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest
    Distribution                                                                                          0.00
(M) Total Collections available to be distributed as principal                                   10,305,669.47

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                          9,525,054.08
    (ii)  Class A Principal Distribution paid from total Collections available to be
          distributed                                                                             9,525,054.08
    (iii) Total Collections available after Class A Principal Distribution paid                     780,615.39
    (iv)  Class A Principal Distribution remaining to be paid                                             0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                            0.00
    (vi)  Class A Principal Carryover Shortfall                                                           0.00
    (vii)   Total Class A Principal Distribution paid                                             9,525,054.08

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                            396,886.10
    (ii)  Class B Principal Distribution paid from total Collections available to                   396,886.10
          be distributed
    (iii) Total Collections available after Class B Principal Distribution paid                     383,729.29
    (iv)  Class B Principal Distribution remaining to be paid                                             0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                            0.00
    (vi)  Class B Principal Carryover Shortfall                                                           0.00
    (vii)   Total Class B Principal Distribution paid                                               396,886.10

(P)  Total Excess Cash to the Reserve Fund                                                          383,729.29

                             BANC ONE AUTO GRANTOR                    PAGE 5
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                 Beginning                         End
                                                                of Period                      of Period
                                                            -----------------              -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                    $205,598,569.69             $195,676,629.51
    (ii)   Aggregate Certificate Pool Factor                          0.6725793                   0.6401214
    (iii)   Class A Principal Balance                            197,374,450.35              187,849,396.27
    (iv)   Class A Pool Factor                                        0.6725793                   0.6401214
    (v)   Class B Principal Balance                                8,224,119.34                7,827,233.24
    (vi)   Class B Pool Factor                                        0.6725793                   0.6401215

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   12.11%                      12.11%
    (ii)  Weighted Average Remaining Maturity (WAM)                       40.31 months                39.70 months
    (iii) Remaining Number of Receivables                                25,119                      24,411
    (iv)  Pool Balance                                          $205,598,569.69             $195,676,629.51



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                          8,462,265.62
(B) Less: Draw to pay Class A Interest Distribution                                                    0.00
(C) Reserve Account Balance after draw                                                         8,462,265.62
(D) Less: Draw to pay Class B Interest Distribution                                                    0.00
(E) Reserve Account Balance after draw                                                         8,462,265.62
(F) Less: Draw to pay Class A Principal Distribution                                                   0.00
(G) Reserve Account Balance after draw                                                         8,462,265.62
(H) Less: Draw to pay Class B Principal Distribution                                                   0.00
(I) Reserve Account Balance after draw                                                         8,462,265.62
(J) Total excess Collections deposited in the Reserve Fund                                       383,729.29
                                                                                           ----------------
(K) Reserve Fund Balance                                                                       8,845,994.91
(L) Specified Reserve Account Balance                                                         15,654,130.36
(M) Reserve Account Release to Seller                                                                  0.00
                                                                                           ----------------
(N) Ending Reserve Account Balance                                                             8,845,994.91
                                                                                           ================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                               $32,185.80
    (ii)   Liquidation Proceeds Related to Interest                                                                    17.34
    (iii) Recoveries on Previously Liquidated Contracts                                                           304,987.34
(B) Realized Net Losses for Collection Period                                                                     605,651.93
(C) Charge-off Rate for Collection Period (annualized)                                                                  1.80%
(D) Cumulative Aggregate Net Losses for all Periods                                                             5,284,670.45
(E) Delinquent Receivables


                                                              Dollar Amount                         #  Units
                                                              -------------                         --------
    (i)   30-59 Days Delinquent                                   2,953,499             1.51%           345
    (ii)  60-89 Days Delinquent                                     631,817             0.32%            67
    (iii) 90 Days or More Delinquent                                282,912             0.14%            25

                              BANC ONE AUTO GRANTOR                    PAGE 6
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                              2.41%
    (ii) Preceding Collection Period                                    1.53%
    (iii) Current Collection Period                                     1.80%
    (iv) Three Month Average (Avg(i,ii,iii))                            1.91%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                              0.46%
    (ii) Preceding Collection Period                                    0.53%
    (iii) Current Collection Period                                     0.46%
    (iv) Three Month Average (Avg(i,ii,iii))                            0.48%

(C) Loss and Delinquency Trigger Indicator                    Trigger was hit

                              BANC ONE AUTO GRANTOR                    PAGE 7
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(A)  Amount of distribution allocable to principal:                                          Dollars ($)            Balance
                                                                                           -----------------   ------------------
    (i)    Class A Certificates                                                                 9,525,054.08       32.4578700
    (ii)   Class B Certificates                                                                   396,886.10       32.4578700

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)            Balance
                                                                                           -----------------   ------------------
    (i)    Class A Certificates                                                                 1,077,335.54       3.6711620
    (ii)   Class B Certificates                                                                    45,918.00       3.7552347

(C)  Pool Balance as of the close of business on the last day of the Collection
     Period                                                                                  $195,676,629.51
                                                                                           -----------------


                                                                                                                 Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                              Original Principal
     Collection                                                                                Dollars ($)         Balance
                                                                                           -----------------   ------------------
    (i)  Total Servicing Fee                                                                      171,332.14
    (ii)    Class A Percentage of the Servicing Fee                                               164,478.71       0.5604828
    (ii)    Class B Percentage of the Servicing Fee                                                 6,853.43       0.5604828

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
                                                                                             Dollars ($)            Balance
                                                                                           -----------------   --------------
(E) (i)  Class A Interest Carryover Shortfall                                                           0.00       0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                         0.00       0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                         0.00       0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                         0.00       0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)  Class A Interest Carryover Shortfall                                                           0.00       0.0000000
    (vi)  Class A Principal Carryover Shortfall                                                         0.00       0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                         0.00       0.0000000
    (viii)  Class B Principal Carryover Shortfall                                                       0.00       0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                             Pool Factor
                                                                                                               --------------
    (i)    Class A Pool Factor                                                                                     0.6401214
    (ii)   Class B Pool Factor                                                                                     0.6401215

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)            $605,651.93
                                                                                           ----------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
     preceding Collection Period                                                                $914,728.76

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions made on such Distribution Date
                                                                                              $8,845,994.91
                                                                                           ----------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                     Principal Balance
                                                                                                               -----------------
    (i)    Class A Principal Balance                                                                             187,849,396.27
    (ii)   Class B Principal Balance                                                                               7,827,233.24

(K)    Amount otherwise distributable to the Class B Certificateholders that is                       $0.00
       being distributed to the Class A Certificateholders on such Distribution
       Date $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                      $0.00
                                                                                              -------------

                             BANC ONE AUTO GRANTOR                    PAGE 8
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                             $171,332.14
     (ii)  Servicing Fees retained by the Seller                                      171,332.14
                                                                                    ------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                        $0.00
                                                                                                    ------------

(B)  Withdraw from the Collection Account and deposit in the Class A
      Distribution Account:
      (i)  for the Class A Interest Distribution                                   $1,077,335.54
      (ii) for the Class A Principal Distribution                                   9,525,054.08
                                                                                  --------------
      (iii)Total (i+ii)                                                                            $10,602,389.62
                                                                                                   --------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)  for the Class B Interest Distribution                                      $45,918.00
      (ii)  for the Class B Principal Distribution                                    396,886.10
                                                                                  --------------
      (iii)  Total (i+ii)                                                                             $442,804.10
                                                                                                -----------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the                       $383,729.29
     Reserve Fund                                                                               -----------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and
           the Class B Percentage of Principal Collections                                                  $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                             0.00
                                                                                                -----------------
     (iii)  Total                                                                                                            $0.00
                                                                                                                      ------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                            $0.00
                                                                                                 ----------------
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                            0.00
                                                                                                 ----------------
     (iii)  Total                                                                                                            $0.00
                                                                                                                    --------------